Fees Summary	May 01, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	6,634.20
Total Transaction Valuation	48,039,117.27
Total Offset Amount	(0)
Net Fee	$ 6,634.20